Exhibit 4


                 Rights Agreement, dated as of January 10, 1997,
                        between BFC Financial Corporation
                                       and
                   Chase Mellon Shareholder Services, L.L.C.,
                                 as Rights Agent

                                RIGHTS AGREEMENT


Rights Agreement (the "Agreement"), dated as of January 10, 1997, by and between BFC FINANCIAL CORPORATION, a Florida corporation (the "Company"), and CHASE MELLON SHAREHOLDER SERVICES, L.L.C., as Rights Agent (the "Rights Agent").

                              W I T N E S S E T H:

                  WHEREAS, on January 10, 1997, the Board of Directors of the Company authorized the issuance of, and declared a dividend payable in, one right (a "Right") for each share of Common Stock, $0.01 par value per share, of the Company outstanding as of the close of business on January 21, 1997 (the "Record Date"), each such Right representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company ("Series A Preferred Stock"), upon the terms and subject to the conditions hereinafter set forth; and

                  WHEREAS, the Board of Directors of the Company presently intends to authorize the issuance of one Right with respect to each share of Common Stock which may be issued between the Record Date and the earlier to occur of the Expiration Date or the Final Expiration Date (as such terms are hereinafter defined);

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section 1.Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

                               (a) "Acquiring  Person" shall mean any Person (as
                     such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the shares of Voting Stock (as such term is hereinafter defined) then outstanding; provided, however, that an Acquiring Person shall not include an Exempt Person (as such term is hereinafter defined), or any Person, together with all Affiliates and Associates of such Person, who or which would be an Acquiring Person by reason of (i) being the Beneficial Owner of shares of Voting Stock, the Beneficial Ownership of which was acquired by such Person (or his or its predecessor) pursuant to a transaction or series of related transactions approved by the Continuing Directors (as such term is hereinafter defined) of the Company and effected before such Person (or his or its predecessor) otherwise became an Acquiring Person, (ii) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by the Continuing Directors of the Company, (iii) any action or transaction deemed by a resolution of the Continuing Directors of the Company not to cause such Person to become an Acquiring Person which resolution is passed prior to such Person (or his or its predecessor) otherwise becoming an Acquiring Person, or
                     (iv) being the Beneficial Owner on the date of this Agreement of 20% or more of outstanding Voting Stock; provided, further, however, that (A) in the event such Person does not become an Acquiring Person by reason of clause (i), (ii) or (iii) of this Section 1(a), such Person shall become an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional 1% of the Voting Stock unless such Person would not become an Acquiring Person by reason of any provision of this Agreement, including clause (i), (ii) or (iii); and (B) in the event such Person does not become an Acquiring Person by reason of clause (iv) of this Section 1(a), such Person shall become an Acquiring Person in the event such Person at any time after the date of this Agreement acquires Beneficial Ownership of an additional 1% of the Voting Stock.

                               (b) "Affiliate"  shall have the meaning  ascribed
                     to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as in effect on the date of this Rights Agreement.

                               (c) "Associate" of a Person (as such term is hereinafter defined) shall mean (i) with respect to a corporation, any officer or director thereof or of any Subsidiary (as such term is hereinafter defined) thereof, or any Beneficial Owner (as such term is hereinafter defined) of 10% or more of any class of equity security thereof, (ii) with respect to an association, any officer or director thereof or of a Subsidiary thereof, (iii) with respect to a partnership, any general partner thereof or any limited partner thereof who is, directly or indirectly, the Beneficial Owner of a 10% ownership interest therein,
                     (iv) with respect to a business trust, any officer or trustee thereof or of any Subsidiary thereof, (v) with respect to any other trust or an estate, any trustee, executor or similar fiduciary or any Person who has a 20% or greater interest as a beneficiary in the income from or principal of such trust or estate, (vi) with respect to a natural person, any relative or spouse of such person, or any relative of such spouse, who has the same home as such person, and (vii) any Affiliate of such Person.

                              (d) A  person  shall  be  deemed  the  "Beneficial
                    Owner" of, or to "Beneficially Own", any securities:

                                          (i) which  such  Person or any of such
                               Person's Affiliates or Associates beneficially owns, directly or indirectly, for purposes of
                               Section 13(d) of the Exchange Act and Rules 13d-1 through 13d-7 thereunder (or any comparable or successor law or regulation), in each case as in effect on the date hereof; or

                                          (ii) which such  Person or any of such
                               Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, other rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (B) the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not at the time reportable by such Person on a
                               Schedule 13D or Schedule 13G report under the Exchange Act (or any comparable or successor report), other than by reference to a proxy or consent solicitation being conducted by such Person; or

                                          (iii)  which are  beneficially  owned,
                               directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except as described in clause B of subparagraph (ii) of this paragraph (d)) or disposing of any securities of the Company; provided, however, that for purposes of determining beneficial ownership of securities under this Rights Agreement, officers and directors of the Company shall not constitute a group (notwithstanding that they may be Associates of one another or may be deemed to constitute a group for purposes of the Exchange
                               Act) and shall not be deemed to own shares owned by another officer or director of the Company by virtue of any actions such officers or directors take as such.

                              (e) "Business Day" shall mean any day other than a
                    Saturday, Sunday, or a day on which banking institutions in the State of Florida are authorized or obligated by law or executive order to close.

                              (f) "Close of Business" on any given date shall mean 5:00 p.m., Miami, Florida time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Miami, Florida time, on the next succeeding Business Day.

                              (g) "Common  Stock"  shall mean the Common  Stock,
                    $0.01 par value, of the Company. "Common Stock" when used with reference to the Principal Party (as such term is hereinafter defined) shall mean the capital stock or other equity security with the greatest voting power of the Principal Party and, when used with reference to any Person other than the Company or the Principal Party, shall mean the capital stock or other equity security with the greatest voting power of such Person or, if such Person is a Subsidiary of or is controlled by another Person, the Person which ultimately controls such first-mentioned Person.

                               (h) "Continuing Director" shall mean any member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and who either (i) was a member of the Board of Directors prior to the Stock Acquisition Date, or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by a majority of the Continuing Directors then on the Board of Directors.

                              (i) "Distribution Date" shall have the meaning set
                    forth in Section 3(b) hereof.

                              (j) "Exchange Act" shall have the meaning set forth in Section 1(b) hereof.

                               (k) "Exempt  Person"  shall mean the (i) Company,
                     (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan, or (iv) any Existing Control Person.

                              (l) "Exercise Price" shall have the meaning set forth in Sections 4 and 7(b) hereof.

                              (m) "Existing  Control Person" shall mean (i) Alan
                    B. Levan or John E. Abdo or any of their respective Affiliates or Associates or the spouse, children, siblings, or assigns of either Alan B. Levan or John E. Abdo (if not otherwise deemed to be Affiliates or Associates of such persons hereunder) or (ii) I.R.E. Properties, Inc., I.R.E. Advisors, Inc., I.R.E. Realty Advisors Group, Inc. or Florida Partners Corporation or any of their respective Affiliates, Associates or assigns.

                              (n) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

                               (o) "Fair  Market  Value" of any  property  shall
                     mean the fair market value of such property as determined in accordance with Section 11(b) hereof.

                              (p) "Final Expiration Date" shall have the meaning
                    set forth in Section 7(a) hereof.

                              (q) "Person" shall mean any individual, firm, corporation or other entity.

                              (r) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

                              (s) "Redemption  Price" shall have the meaning set
                    forth in Section 23(a) hereof.

                              (t) "Right Certificate" shall have the meaning set
                    forth in Section 3(d) hereof.

                               (u) "Stock Acquisition Date" shall mean the first
                     date by which both (i) an Acquiring Person has become such and (ii) a public announcement of such fact has been made by either the Company or such Acquiring Person (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) or
                     Section 13(g) of the Exchange Act).

                               (v) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person or by any corporation or other entity that is otherwise controlled by such Person.

                              (w) "Summary of Rights" shall have the meaning set
                    forth in Section 3(a) hereof.

                              (x) "Trading Day" shall have the meaning set forth
                    in Section 11(b) hereof.

                               (y) "Transfer  Tax" shall mean any tax or charge,
                     including any documentary stamp tax, imposed or collected by any governmental or regulatory authority in respect of any transfer of any security, instrument or right, including Rights, shares of Common Stock and shares of Series A Preferred Stock.

                               (z) "Voting Stock" shall mean (i) the Common Stock of the Company and (ii) any other shares of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Stock in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up.

Any determination required to be made by the Board of Directors of the Company for purposes of applying the definitions contained in this Section 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights.

                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

                  Section 3. Issuance of Right Certificates.

                              (a) On the Record Date (or as soon as  practicable
                    thereafter), the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

                              (b) Until the close of  business  on the tenth day
                    (or such later date as may be determined by action of the Board of Directors) after the earlier to occur of (i) the Stock Acquisition Date or (ii) the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 20% or more of the then outstanding shares of Voting Stock of the Company (irrespective of whether any shares are actually purchased pursuant to any such offer) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights shall be evidenced (subject to the provisions of Section 3(a)) by the certificates for Common Stock registered in the name of the holders of the Common Stock (which certificates for Common Stock shall also constitute certificates for Rights) and not by separate Right Certificates and the record holders of such certificates for Common Stock shall be the record holders of the Rights represented thereby and (y) each Right shall be transferable only simultaneously and together with the transfer of a share of Common Stock. Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for Common Stock shall constitute the surrender for transfer of the Right or Rights associated with the Common Stock evidenced thereby, whether or not a copy of the Summary of Rights is transferred simultaneously with such share certificate.

                  (c) Certificates for Common Stock issued after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date shall have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

                                        This   certificate  also  evidences  and
                              entitles the holder hereof to the same number of Rights as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement between BFC Financial Corporation and Chase Mellon Shareholder Services, L.L.C. (the "Rights Agent"), dated as of January 10, 1997 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of BFC Financial Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. BFC Financial Corporation shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to or owned by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights shall be null and void.

                  (d) As soon as practicable after the Distribution Date, the Company or the Rights Agent shall send, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a certificate in the form provided by Section 4 hereof (a "Right Certificate"), evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights shall be evidenced solely by Right Certificates and may be transferred by the transfer of the Right Certificate as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock.

                  Section 4. Form of Right Certificates.

                  (a) The Right Certificates (and the forms of election to purchase shares, certificate and assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth on Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers, Inc. or any successor thereto or any stock exchange or other interdealer quotation system on which the Common Stock or the Rights may from time to time be listed or as the Company may deem appropriate to conform to usage or otherwise and as are not inconsistent with the provisions of this Rights Agreement. Subject to the provisions of Section 22 hereof, Right Certificates evidencing Rights whenever issued, (i) shall be dated as of the date of issuance of the Rights they represent and (ii) subject to adjustment from time to time as provided herein, on their face shall entitle the holders thereof to purchase such number of shares (including fractional shares which are integral multiples of one-hundredth of a share) of Series A Preferred Stock as shall be set forth therein at the price payable upon exercise of a Right provided by Section 7(b) hereof as the same may from time to time be adjusted as provided herein (the "Exercise Price").

                  (b) Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights beneficially owned by an Acquiring Person or any Affiliate or Associate thereof shall have impressed on, printed on, written on or otherwise affixed to it (if the Company or the Rights Agent has knowledge that such Person is an Acquiring Person or an Associate or Affiliate or a nominee of any of the foregoing) the following legend:

                                        The  Beneficial   Owner  of  the  Rights
                              represented by this Right Certificate is an Acquiring Person or an Affiliate or an Associate of an Acquiring Person. Accordingly, this Right Certificate and the Rights represented hereby may be or become void in the circumstances specified in Section 7(e) of the Rights Agreement.

           Nothing in this Section 4(b) creates any obligations on behalf of the Rights Agent to investigate, or take any action in order to determine, if any Right Certificate is beneficially owned by an Acquiring Person or any Affiliate or Associate thereof.

                  Section 5. Countersignature and Registration.

                  (a) Each Right Certificate shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. Each Right Certificate shall be countersigned by the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any Right Certificate shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery of the certificate by the Company, such Right Certificate, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, on the date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, and in such other locations as may be required by law, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

                  (a) Subject to the provisions of Section 14(b) hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Sections 7(e) and 11(a)(ii) hereof), may be (i) transferred or (ii) split up, combined or exchanged for one or more other Right Certificates, entitling the registered holder to purchase a like number of shares of Series A Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the principal office of the Rights Agent with the form of certificate and assignment on the reverse side thereof duly endorsed (or enclosed with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be split up, combined or exchanged at the principal office of the Rights Agent. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any Transfer Tax that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, or upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall issue and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

                  (a) The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date (unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in
Section 23(a) hereof). The Rights may be exercised, in whole or in part, at any time commencing with the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the designated office of the Rights Agent, together with payment of the Exercise Price with respect to each Right exercised, subject to adjustment as hereinafter provided, at or prior to the close of business on the earlier of (i) January 10, 2007 (the "Final Expiration Date") or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date being herein referred to as the "Expiration Date").

                  (b) The Exercise Price of $40 shall initially be for each one one-hundredth (1/100) of a share of Series A Preferred Stock issued pursuant to the exercise of a Right. The Exercise Price and the number of shares of Series A Preferred Stock or other securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Exercise Price shall be payable in lawful money of the United States of America, in accordance with paragraph (c) below.

                  (c) Upon receipt of a Right Certificate with the certificate and form of election to purchase duly executed, accompanied by payment by check or money order payable to the order of the Company or the Rights Agent of the Exercise Price or so much thereof as is necessary for the purchase of shares or other securities to be purchased upon exercise of the Rights and an amount equal to any applicable Transfer Tax, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Series A Preferred Stock of the Company one or more certificates representing the number of shares of Series A Preferred Stock to be so purchased, and the Company hereby authorizes and directs such transfer agent to comply with all such requests, (ii) as provided in Section 14(b), at the election of the Company, cause depository receipts to be issued in lieu of fractional shares of Series A Preferred Stock, (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14(b) hereof and
(iv) after receipt of such Series A Preferred Stock certificates and/or depository receipts or cash payments, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Series A Preferred Stock, pursuant to Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding in such case to that referred to in the foregoing clauses (i) through (iv) of this Section 7(c). Notwithstanding the foregoing provisions of this Section 7(c), the Company may suspend the issuance of shares of Series A Preferred Stock or Common Stock or other securities upon exercise of a Right for a reasonable period, not in excess of 90 days, during which the Company seeks to register under the Securities Act of 1933, as amended, and any applicable securities law of any other jurisdiction, the shares of Series A Preferred Stock or Common Stock or other securities to be issued pursuant to the Rights; provided, however, that nothing contained in this Section 7(c) shall relieve the Company of its obligations under Section 9(c) hereof.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or his assign, subject to the provisions of Section 14(b) hereof.

                  (e) Notwithstanding any provision of this Rights Agreement to the contrary, upon the occurrence of the event described in Section 11(a)(ii) hereof, any Rights that are at the time of the occurrence of such event Beneficially Owned by (i) an Acquiring Person or by any Associate or Affiliate of such Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall in each case become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, nor may any Person subsequently become a holder of such Rights. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and
Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its making or failing to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

                  (f) The Company shall not effect any amendment to its Articles of Incorporation in a manner which would adversely affect the preferences, limitations and relative rights of the Series A Preferred Stock, without the prior approval of the holders of (i) the then outstanding Rights and (ii) the then outstanding shares of Series A Preferred Stock. Such approval shall be by a majority vote, with the holders of Rights and the holders of the Series A Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Series A Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth of a vote with respect to each such amendment.

                  (g) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Shares of Series A Preferred Stock.

                  (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Series A Preferred Stock (and, following the Stock Acquisition Date, out of its authorized and unissued shares of Common Stock and/or other securities) such number of shares of Series A Preferred Stock (and, following the Stock Acquisition Date, Common Stock and/or other securities) as will from time to time be sufficient to permit the exercise in full of all outstanding Rights. The Company shall take such action as may be required for it to comply with the foregoing sentence of this Section 9(a).

                  (b) So long as the shares of Series A Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

                  (c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all shares of Series A Preferred Stock (and, following the Stock Acquisition Date, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price in respect thereof), be duly and validly authorized and issued and fully paid and non-assessable shares.

                  (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state Transfer Taxes which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Series A Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) issued or delivered upon the exercise of Rights. The Company shall not, however, be required to pay any Transfer Tax which may be payable in respect of any transfer or delivery of a Right Certificate to a Person other than, or the issuance or delivery of certificates for Series A Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Series A Preferred Stock (or Common Stock and/or other securities, as the case may be) to a Person other than such registered holder until any such Transfer Tax shall have been paid (any such Transfer Tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such Transfer Tax is due.

                  Section 10. Series A Preferred Stock Record Date. Each Person in whose name any certificate for shares of Series A Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated as of, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable Transfer Taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated as of, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Exercise Price or Number of Shares. The Exercise Price, the number and kind of shares which may be purchased upon exercise of a Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                    (a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Series A Preferred Stock payable in shares of Series A Preferred Stock, (B) subdivide or split the outstanding shares of Series A Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Series A Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Series A Preferred Stock, or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred Stock, then in each such case, except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Series A Preferred Stock or capital stock, as the case may be, issuable upon exercise of a Right on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares of Series A Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to
          Section 11(a)(ii).

                    (ii) In the event that any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, shall become an Acquiring Person, except pursuant to a transaction approved in advance by a majority of the Continuing Directors provided the Continuing Directors constitute a majority of the Board of Directors (the "Trigger Event"), then, within ten days after the occurrence of the Trigger Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Rights Agreement at the then current Exercise Price, in lieu of Series A Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one one-hundredths of a share of Series A Preferred Stock for which a Right was or would have been exercisable immediately prior to such event and (y) dividing that product by 50% of the current Fair Market Value per share of the Common Stock (determined pursuant to Section 11(b) hereof) on the date of the occurrence of such event; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this
          Section 11(a)(ii).

                    (iii) In the event that the Company does not have available sufficient authorized but unissued Series A Preferred Stock or Common Stock, as the case may be, to permit the adjustments required pursuant to the foregoing subparagraph (i) or the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize and reserve for issuance such number of additional shares of Series A Preferred Stock or Common Stock, as the case may be, as may from time to time be required to be issued upon the exercise in full of all Rights from time to time outstanding and, if necessary, shall use its best efforts to obtain shareholder approval thereof. In lieu of issuing shares of Common Stock in accordance with the foregoing subparagraph (ii), the Company may, if a majority of the Continuing Directors determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to issue or pay, upon the exercise of the Rights, cash, property, shares of Series A Preferred or Common Stock, or any combination thereof, having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Common Stock which otherwise would have been issuable pursuant to Section 11(a)(ii), which Fair Market Value shall be determined by a majority of the Continuing Directors or an investment banking firm selected by such majority. Subject to Section 23 hereof, any such election by a majority of the Continuing Directors of the Company must be made and publicly announced within thirty (30) days after the date on which the event described in Section 11(a)(ii) occurs.

                  (b) For the purpose of this Rights Agreement, the "Fair Market Value" of any share of Series A Preferred Stock, Common Stock or any other stock or any Right or other security or any other property on any date shall be determined as provided in this Section 11(b). In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any security is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on such security payable in shares of such security or securities convertible into such shares, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such security, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Company to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the high bid and low asked prices) in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. or such other system then in use; or, if no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day. If a security is not publicly held or not so listed or traded, "Fair Market Value" shall mean the fair value per share of stock or per other unit of such other security, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors of the Company, or, if no such investment banking firm is, in the good faith judgment of the Board of Directors, reasonably available to make such determination, in good faith by the Board of Directors of the Company; provided, however, that for purposes of making the adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Series A Preferred Stock shall not be less than 100% of the product of the Fair Market Value of a share of Common Stock multiplied by the higher of the then "Dividend Multiple" or "Vote Multiple" applicable to the Series A Preferred Stock (as such terms are defined in the Company's Articles of Incorporation) and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Series A Preferred Stock. In the case of property other than securities, the "Fair Market Value" thereof shall be determined in good faith by the Board of Directors of the Company based upon such appraisals or valuation reports of such independent experts as the Board of Directors of the Company shall in good faith determine to be appropriate in accordance with good business practices and the interests of the holders of Rights. Any such determination of Fair Market Value shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent.

                  (c) All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten thousandth of a share of Common Stock or one one-millionth of a share of Series A Preferred Stock, as the case may be.

                  (d) Irrespective of any adjustment or change in the Exercise Price or the number of one one-hundredth of a share of Series A Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price and the number of one one-hundredth of a share to be issued upon exercise of the Rights as in the initial Right Certificates issued hereunder but, nevertheless, shall represent the Rights as so adjusted.

                  (e) Before taking any action that would cause an adjustment reducing the Exercise Price below one one-hundredth of the then par value, if any, of the shares of Series A Preferred Stock, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Series A Preferred Stock at such adjusted Exercise Price per share.

                  (f) Anything in this Section 11 to the contrary notwithstanding, in the event of any reclassification of stock of the Company or any recapitalization, reorganization or partial liquidation of the Company or similar transaction, the Company shall be entitled to make such further adjustments in the number of shares of Series A Preferred Stock or Common Stock which may be acquired upon exercise of the Rights, and such adjustments in the Exercise Price therefor, in addition to those adjustments expressly required by the other paragraphs of this Section 11, as the Board of Directors of the Company shall determine to be necessary or appropriate in order for the holders of the Rights in such event to be treated equitably and in accordance with the purpose and intent of this Rights Agreement or in order that any such event shall not, but for such adjustment, in the opinion of counsel to the Company, result in the shareholders of the Company being subject to any United States federal income tax liability by reason thereof.

                  (g) In case the Company at any time after the Record Date shall fix a record date for the making of a distribution to all holders of Series A Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend at a rate not in excess of 150% of the rate of the last periodic cash dividend theretofore paid or a dividend payable in Series A Preferred Stock) or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current Fair Market Value per share of Series A Preferred Stock (as defined in Section 11(b) hereof) on such record date, less the Fair Market Value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred Stock and of which the denominator shall be such current Fair Market Value per share of Series A Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

                  (h) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Series A Preferred Stock (or shares having substantially the same rights, privileges, and preferences as the Series A Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Series A Preferred Stock or Equivalent Preferred Shares at a price per share of Series A Preferred Stock or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Series A Preferred Stock or Equivalent Preferred Shares) less than the current Fair Market Value per share of Series A Preferred Stock (as defined in Section 11(b) hereof) on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Series A Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Series A Preferred Stock which the aggregate offering price of the total number of shares of Series A Preferred Stock and/or Equivalent Preferred Shares to be so offered (and/or the aggregate initial conversion price of the convertible securities to be so offered) would purchase at such current Fair Market Value and of which the denominator shall be the number of shares of Series A Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Series A Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Series A Preferred Stock owned by or held for the account of the Company or any of its Subsidiaries shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

                  (i) Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (j) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Series A Preferred Stock, thereafter the number or amount of such other securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the securities contained in
Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 of this Agreement with respect to the Series A Preferred Stock shall apply on like terms to any such other securities.

                  (k) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-hundredths of a share of Series A Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (l) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(g) and (h) of this Agreement, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one one-hundredths of a share of Series A Preferred Stock (calculated to the nearest one one-millionth of a share of Series A Preferred Stock) obtained by
(i) multiplying (x) the number of one one-hundredths of a share of Series A Preferred Stock covered by a Right immediately prior to such adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise price in effect immediately after such adjustment of the Exercise Price.

                  Section 12. Certification of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, 13 or 23(c), the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts giving rise to such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Series A Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11, 13 or 23(c) of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

                  Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

                  (a) Except pursuant to a transaction approved in advance by a majority of the Continuing Directors, in the event that, at any time on or after the Distribution Date, (x) the Company shall, directly or indirectly, consolidate with, or merge with and into, any other Person or Persons (other than an Exempt Person) and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or (y) any Person or Persons (other than an Exempt Person) shall, directly or indirectly, consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (other than an Exempt Person) or of the Company or cash or any other property, or (z) the Company or one or more of its Subsidiaries shall, directly or indirectly, sell or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one or more transactions, or the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any Persons in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event, proper provision shall be made so that (i) each holder of record of a Right shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Rights Agreement at the then current Exercise Price, in lieu of Series A Preferred Stock, Common Stock and other securities or assets of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Exercise Price by the number of one one-hundredths of a share of Series A Preferred Stock for which a Right was exercisable immediately prior to the date of consummation of such consolidation, merger, sale or transfer (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and (y) dividing that product by 50% of the current Fair Market Value per share of the Common Stock of such Principal Party (determined pursuant to Section 11(b) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with the provisions of Section 9 hereof applicable to the reservation of Common Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had it, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

                  (b) "Principal Party" shall mean

                    (i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the Common Stock of which has the greatest market value or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

                    (ii) in the case of any transaction described in (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest market value of shares outstanding; provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding.

                  (c) The Company shall not consummate any consolidation, merger or sale or transfer of assets or earning power referred to in Section 13(a) unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the Principal Party shall, upon consummation of such consolidation, merger or sale or transfer of assets or earning power, assume this Rights Agreement in accordance with Sections 13(a) and (b) hereof and that all rights of first refusal or preemptive rights in respect of the issuance of shares of Common Stock of the Principal Party upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Principal Party under this Rights Agreement, and further providing that, as soon as practicable after the date of any consolidation, merger or sale or transfer of assets or earning power referred to in Section 13(a) hereof, the Principal Party will:

                    (i) prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

                    (ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on the NASDAQ National Market; and

                    (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in
Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall, subject to the provisions of Section 7(e) hereof, thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

                  Section 14. Fractional Rights and Fractional Shares.

                  (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (i.e., Rights to acquire less than one one-hundredth of a share of Series A Preferred Stock). If the Company shall determine not to issue such fractional Rights, then, in lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right.

                  (b) The Company shall not be required to issue fractions of shares of Series A Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions which are integral multiples of one-hundredth of a share). In lieu of issuing fractions of shares of Series A Preferred Stock, the Company may, at its election, issue depositary receipts evidencing fractions of shares pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they would be entitled as owners of the Series A Preferred Stock. With respect to fractional shares that are not integral multiples of one-hundredth of a share, if the Company does not issue such fractional shares or depositary receipts in lieu thereof, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of a share of Series A Preferred Stock.

                  (c) Following the occurrence of the Stock Acquisition Date, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one share of Common Stock.

                  (d) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares (other than fractions which are integral multiples of one-hundredth of a share) upon exercise of a Right.

                  Section 15. Rights of Action. All rights of action in respect of this Rights Agreement, except the rights of action given to the Rights Agent in Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of a Principal Party and of any Person subject to this Rights Agreement.

                  Section 16. Agreement of Right Holders. Each holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) prior to the Distribution Date, the Rights shall be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the name of the holders of the Common Stock (which certificates for Common Stock shall also constitute certificates for Rights) and not by separate Right Certificates, and each Right shall be transferable only simultaneously and together with the transfer of shares of Common Stock;

                  (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

                  (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

                  Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Series A Preferred Stock or any other securities which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof (except as provided in Section 7(f) hereof), or to give or withhold consent to any corporate action (except as provided in Section 7(f) hereof), or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent.

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability relating to the Rights or this Rights Agreement.

                  (b) The Rights Agent shall be protected against, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for Series A Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

                  (c) The Rights Agent shall only be responsible to act in accordance with those express duties and obligations set forth herein.

                  (d) The Rights Agent shall not be required to expend its own funds hereunder.

                  Section 19. Merger or Consolidation of, or Change in Name of, the Rights Agent.

                  (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes only those express duties and obligations set forth in this Rights Agreement, subject to the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President or any Vice President and by the Treasurer or the Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Series A Preferred Stock or Common Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Series A Preferred Stock or Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of the Rights Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or any Vice President or the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days' prior notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Series A Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days' prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Series A Preferred Stock by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination in the conduct of its corporate trust or stock transfer business by federal or state authorities and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $5,000,000 or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and Series A Preferred Stock, and mail a notice thereof in writing by mail to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Notwithstanding the foregoing provisions, in the event of resignation, removal or incapacity of the Rights Agent, the Company shall have the authority to act as the Rights Agent until a successor Rights Agent shall have assumed the duties of the Rights Agent hereunder.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement.

                  Section 23. Redemption.

                  (a) The Board of Directors of the Company may, at its option, redeem all but not less than all the then outstanding Rights, at any time prior to the close of business on the earlier of (i) the tenth day following the Stock Acquisition Date (or such later date as a majority of the Continuing Directors in office may determine) or (ii) the Final Expiration Date, at a redemption price of $.01 per Right, subject to adjustments as provided in subsection (c) below (the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to
Section 11(a)(ii) prior to the expiration of the Company's right of redemption hereunder.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made.

                  (c) In the event the Company shall at any time after the date of this Rights Agreement (A) pay any dividend on Common Stock in shares of Common Stock, (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then and in each such event the Redemption Price shall be adjusted so that the Redemption Price after such event shall equal the Redemption Price immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event; provided, however, that in each case such adjustment to the Redemption Price shall be made only if the amount of the Redemption Price shall be reduced or increased by $.01 per Right.

                     Section 24. Notice of Proposed Actions.

                  (a) In case the Company, after the Distribution Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Series A Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its Series A Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 150% of the rate of the last cash dividend theretofore paid), or (ii) to offer to the holders of record of its Series A Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Series A Preferred Stock (including any security convertible into or exchangeable for Series A Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its
Series A Preferred Stock or any recapitalization or reorganization of the Company, or (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with
Section 25, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i) or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of Common Stock or Series A Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the Series A Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date or participation therein by the holders of record of Common Stock or Series A Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

                  (b) In case  any of the  transactions  referred  to in  either
Section 11(a)(i) or Section 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with Section 25 hereof, notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under
Section 11(a)(i) or Section 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

                  Section 25. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                               BFC Financial Corporation
                               1750 East Sunrise Boulevard
                               Fort Lauderdale, Florida 33304
                               Attention:  Chairman of the Board

Subject to the provisions of Section 21, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                               Chase Mellon Shareholder Services, L.L.C.
                               85 Challenger Road
                               Overpeck Centre
                               Ridgefield Park, New Jersey 07660

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  Section 26. Supplements and Amendments. The Company and the Rights Agent, if the Company so directs, may from time to time supplement or amend this Rights Agreement without the approval of any holders of Right Certificates (i) in order to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to otherwise amend or supplement in any respect any provision herein which the Company may deem necessary or desirable, or (iv) subsequent to the Distribution Date, to amend or supplement in any respect any provision herein which the Company may deem necessary or desirable and which shall not adversely affect the interest of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), provided, however, that this Agreement may be amended or supplemented following the Distribution Date only with the approval of a majority of the Continuing Directors and only if the Continuing Directors constitute a majority of the number of directors then in office. This Agreement may be amended or supplemented at any time with the approval of a majority of the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

                  Section 27. Successors. All of the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 28. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

                  Section 29. Florida Contract. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

                  Section 30. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 31. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section 32. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.


                              BFC FINANCIAL CORPORATION


                                        /S/ Alan B. Levan
                              By:  -------------------------------------
                              Name:     Alan B. Levan
                              Title:    President




                              CHASE MELLON SHAREHOLDER SERVICES, L.L.C.


                                        /S/  Marilyn Spisak
                              By:  -------------------------------------
                              Name:     Marilyn Spisak
                              Title:    Vice President

                            BFC FINANCIAL CORPORATION

                                       and

                    CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                                 as Rights Agent







                                RIGHTS AGREEMENT



                          Dated as of January 10, 1997

                                Table of Contents

Section                                                                    Page

1.   Certain Definitions.....................................................

2.   Appointment of Rights Agent.............................................

3.   Issuance of Right Certificates..........................................

4.   Form of Right Certificates..............................................

5.   Countersignature and Registration.......................................

6.   Transfer,  Split Up, Combination and Exchange of Right Certificates;
     Mutilated,   Destroyed,  Lost  or  Stolen  Right  Certificates .........


7.   Exercise of Rights; Exercise Price; Expiration Date of Rights...........

8.   Cancellation and Destruction of Right Certificates......................

9.   Reservation and Availability of Shares of Series A Preferred Stock......

10.  Series A Preferred Stock Record Date....................................

11.  Adjustment of Exercise Price or Number of Shares........................

12.  Certification of Adjusted Exercise Price or Number of Shares............

13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power....

14.  Fractional Rights and Fractional Shares.................................

15.  Rights of Action........................................................

16.  Agreement of Right Holders..............................................

17.  Right Certificate Holder Not Deemed a Shareholder.......................

18.  Concerning the Rights Agent.............................................

19.  Merger or Consolidation of, or Change in Name of, the Rights Agent......

20.  Duties of Rights Agent..................................................

21.  Change of Rights Agent..................................................

22.  Issuance of New Right Certificates......................................

23.  Redemption..............................................................

24.  Notice of Proposed Actions..............................................

25.  Notices.................................................................

26.  Supplements and Amendments..............................................

27.  Successors..............................................................

28.  Benefits of this Rights Agreement.......................................

29.  Florida Contract........................................................

30.  Counterparts............................................................

31.  Descriptive Headings....................................................

32.  Severability............................................................

                                                                       Exhibit A

                              ARTICLES OF AMENDMENT

                                       OF

                            BFC FINANCIAL CORPORATION


The undersigned, being the Chairman of the Board of Directors of BFC Financial Corporation, a Florida corporation (the "Corporation"), does hereby file these Articles of Amendment to the Corporation's Articles of Incorporation, pursuant to Sections 607.1006 and 607.0602 of the Florida Business Corporation Act.

1. The name of the Corporation is BFC Financial Corporation.

2. Article V of the Corporation's Articles of Incorporation shall be amended by adding a new Section 5 thereto, after the existing provisions of such Article to read as follows:

"Section 5.  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

         (1) Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 100,000.

         (2)  Dividends and Distributions.

                  (A) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Common Stock of the Corporation and (ii) a preferential cash dividend (the "Series A Preferential Cash Dividends"), if any, on the first day of February, May, August and November of each year (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount equal to $.75 per share of Series A Preferred Stock less the per share amount of all cash dividends declared on the Series A Preferred Stock pursuant to clause
         (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall, at any time after the issuance of any share or fraction of a share of Series A Preferred Stock, make any distribution on the shares of Common Stock of the Corporation, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Corporation or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Common Stock or other capital stock of the Corporation or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as determined by the Board of Directors) of such share), then and in each such event the Corporation shall simultaneously pay on each then outstanding share of Series A Preferred Stock of the Corporation a distribution, in like kind, of 100 times such distribution paid on a share of Common Stock (subject to the provisions for adjustment hereinafter set forth). The dividends and distributions on the Series A Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Participating Dividends" and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the Participating Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple". In the event the Corporation shall at any time after January 10, 1997 declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of Participating Dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare each Participating Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Participating Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Series A Preferred Stock.

                  (C) Series A Preferential Cash Dividends shall begin to accrue on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Series A Preferred Stock. Accrued but unpaid Series A Preferential Cash Dividends shall be cumulative but shall not bear interest. Series A Preferential Cash Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

               (3) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple". In the event the Corporation shall at any time after January 10, 1997 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B)  Except  as  otherwise   provided  in  these  Articles  of
         Incorporation or in the Bylaws of the Corporation, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single voting group on all matters submitted to a vote of shareholders of the Corporation.

                  (C) Unless otherwise provided in these Articles of Incorporation, in the event that any preferential cash dividend to which the holders of any currently existing or future series of the Preferred Stock are entitled (collectively, the "Preferred Cash Dividends") has accrued for four or more quarterly dividend periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof has been set aside) in full, the holders of record of such series of Preferred Stock, other than any series in respect of which such right is expressly withheld by these Articles of Incorporation (such holders existing from time to time being hereinafter referred to as the "Unpaid Series Holders"), acting as a single voting group, shall have the right, at the next meeting of shareholders called for the election of Directors, to elect two members to the Board of Directors, which Directors (hereinafter, the "Preferred Directors") shall be in addition to the number of Directors required by the Bylaws of the Corporation prior to such event, to serve until the next annual meeting of shareholders and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full. If at any annual meeting of shareholders at which the term of a Preferred Director is fixed to expire there are accrued Preferred Cash Dividends which have not been paid (or a sum sufficient for payment thereof has not been set aside) in full, the Unpaid Series Holders shall have the right to elect a Preferred Director to the vacant Directorship resulting from the expiration of the term of such Preferred Director in the manner provided in the immediately preceding sentence until all accrued and unpaid Preferred Cash Dividends shall have been paid (or a sum sufficient for payment thereof has been set aside) in full; provided, however, that at no time shall more than two Preferred Directors be members of the Board of Directors. The Preferred Directors may be removed, with or without cause, by the Unpaid Series Holders. Vacancies in such Directorships (whether caused by death, resignation, removal or otherwise) may be filled (if any accrued Preferred Cash Dividends remain unpaid or a sum sufficient for payment thereof has not been set aside) only by the Unpaid Series Holders (or by the remaining Director elected by the Unpaid Series Holders, if there be one) in the manner permitted by law; provided, however, that any such action by the Unpaid Series Holders shall be taken at a meeting of shareholders or shall be taken by written consent; provided further, however, that by a vote of a majority of the Board of Directors in office other than the Preferred Directors, the Preferred Directors may be removed immediately after all accrued and unpaid Preferred Cash Dividends shall have been paid (or a sum sufficient for the payment thereof has been set aside) in full.

                  (D) Except as otherwise provided in these Articles of Incorporation or in the Bylaws of the Corporation, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

         (4)  Certain Restrictions.

                  (A) Whenever Series A Preferential Cash Dividends or Participating Dividends are in arrears or the Corporation shall be in default of payment thereof, thereafter and until all accrued and unpaid Series A Preferential Cash Dividends and Participating Dividends, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid (or a sum sufficient for payment thereof has been set aside) in full, and in addition to any and all other rights which any holder of shares of Series A Preferred Stock may have in such circumstances, the Corporation shall not

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity as to dividends with the Series A Preferred Stock, unless dividends are paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

                  (iii) except as permitted by subparagraph (iv) of this paragraph (4)(A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding
                  up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Series A Preferred Stock; or

                  (iv)  purchase  or  otherwise  acquire for  consideration  any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock (either as to dividends or upon liquidation, dissolution or winding
                  up), except in accordance with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any Subsidiary (as hereinafter defined) of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner. A "Subsidiary" of the Corporation shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the Board of Directors or other persons performing similar functions are beneficially owned, directly or indirectly, by the Corporation or by any corporation or other entity that is otherwise controlled by the Corporation.

                  (C) The  Corporation  shall not  issue any  shares of Series A
         Preferred Stock except upon exercise of the Rights (the "Rights") issued pursuant to that certain Rights Agreement dated as of January 10, 1997 between the Corporation and Chase Mellon Shareholder Services, L.L.C., as rights agent, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Corporation from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than, those of the Series A Preferred Stock.

         (5) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their retirement and cancellation shall become authorized but unissued shares of Preferred Stock, without designation as to series, and such shares may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

         (6) Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless the holders of shares of Series A Preferred Stock shall have received, subject to adjustment as hereinafter provided, (i) $40 per one-hundredth share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) if greater than the amount specified in clause (A)(i) of this sentence, an amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as hereinafter provided, and (B) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series A Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Series A Preferred Stock are entitled under clause (A)(i) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Series A Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Corporation pursuant to clause (A) of the foregoing sentence is hereinafter referred to as the "Participating Liquidation Amount" and the multiple of the amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Corporation applicable pursuant to said clause to the determination of the Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Liquidation Multiple". In the event the Corporation shall at any time after January 10, 1997 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Liquidation Multiple thereafter applicable to the determination of the Participating Liquidation Amount to which holders of Series A Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (7) Certain Reclassifications. In the event that holders of shares of Common Stock of the Corporation receive after January 10, 1997 in respect of their shares of Common Stock any share of capital stock of the Corporation (other than any share of Common Stock of the Corporation), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a "Transaction"), then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Series A Preferred Stock shall be adjusted so that after such event the holders of Series A Preferred Stock shall be entitled, in respect of each share of Series A Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock and (iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Liquidation Multiple in effect immediately prior to such Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation by virtue of the receipt in the Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

         (8) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Vote Multiple, the Dividend Multiple or the Liquidation Multiple in effect immediately prior to such event.

         (9)  Effective Time of Adjustments.

                  (A) Adjustments to the Series A Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

                  (B) The Corporation shall give prompt written notice to each holder of a share of Series A Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the Corporation of such shares required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

         (10) No Redemption. The shares of Series A Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof.
         Notwithstanding the foregoing sentence of this Section 10, the Corporation may acquire shares of Series A Preferred Stock in any other manner permitted by law and the Articles of Incorporation.

         (11) Ranking. Unless otherwise provided in these Articles of Incorporation, the Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

         (12) Amendment. These Articles of Incorporation of the Corporation shall not be amended in any manner which would adversely affect the rights, preferences or limitations of the Series A Preferred Stock without, in addition to any other vote of shareholders required by law, the approval of the holders of a majority of (1) the then outstanding Rights (as defined in Section 5(4)(C) of this Article V) and (2) the then outstanding shares of the Series A Preferred Stock, with the holders of the Rights and the holders of the Series A Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Series A Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth of a vote with respect to each such amendment."

3. The foregoing amendment was adopted by the Board of Directors on January 10, 1997. A vote of shareholders of the Corporation was not needed for the adoption of these Articles of Amendment.

IN WITNESS WHEREOF, the undersigned Chairman of the Board of Directors of the Corporation has executed these Articles of Amendment on January 10, 1997.


                                     BFC FINANCIAL CORPORATION



                                     /S/      Alan B. Levan
                                     -----------------------------------
                                     Alan B. Levan
                                     Chairman of the Board of Directors

                                                                       EXHIBIT B


                            BFC FINANCIAL CORPORATION

                          SUMMARY OF RIGHTS TO PURCHASE
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK


On January 10, 1997, the Board of Directors of BFC FINANCIAL CORPORATION (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), of the Company. The distribution is payable as of January 21, 1997 to shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth (1/100th) of a share of preferred stock of the Company, designated as Series A Junior Participating Preferred Stock (the "Series A Preferred Stock") at a price of $40 per one one-hundredth (1/100th) of a share of Series A Preferred Stock (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 10, 1997 (the "Rights Agreement") between the Company and Chase Mellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

AS DISCUSSED BELOW, INITIALLY THE RIGHTS WILL NOT BE EXERCISABLE, CERTIFICATES WILL NOT BE SENT TO SHAREHOLDERS AND THE RIGHTS WILL AUTOMATICALLY TRADE WITH THE COMMON STOCK.

Until the close of business on the tenth day (or such later date as may be determined by action of the Board of Directors) after the earlier to occur of
(i) a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 20% or more of the Company's voting stock ("Acquiring Person"), except that Acquiring Person shall not include (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company, (D) any person whose ownership of 20% or more of the shares of voting stock of the Company then outstanding results from a transaction or transactions approved by the Continuing Directors (as defined in the Rights Agreement) and effected before such person acquires such 20% beneficial ownership (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors), (E) any person whose beneficial ownership of shares of voting stock of the Company is increased to 20% or more of the shares of voting stock of the Company then outstanding solely by reason of a reduction in the number of issued and outstanding shares of voting stock of the Company pursuant to a transaction or transactions approved by the Continuing Directors of the Company (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors), (F) any person whose ownership of 20% or more of the shares of voting stock of the Company then outstanding results from any action or transaction deemed by a resolution of the Continuing Directors of the Company not to cause such person to become an Acquiring Person which resolution is passed prior to such person otherwise becoming an Acquiring Person (provided such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors), (G) any person who on the date of the Rights Agreement owned 20% or more of the shares of voting stock of the Company then outstanding (provided such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock), or (H) any Existing Control
Person (as defined in the Rights Agreement), or (ii) the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer (other than a tender or exchange offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any Existing Control Person) whose consummation would result in the ownership of 20% or more of the outstanding shares of Common Stock of the Company, even if no purchases actually occur pursuant to such offer (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of January 21, 1997, by such Common Stock certificate. The Rights Agreement provides that, until the Distribution Date, the Rights will be represented by and transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after January 21, 1997 will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Common Stock certificates with or without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on January 10, 2007, unless earlier redeemed by the Company as described below. At any time on or prior to the close of business on the earlier of (i) the tenth day after a public announcement that a person has become an Acquiring Person (or such later date as a majority of the Continuing Directors may determine) or (ii) January 10, 2007, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Series A Preferred Stock is nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, subordinate to any other series of the Company's preferred stock. Series A Preferred Stock may not be issued except upon exercise of the Rights. Each share of Series A Preferred Stock will be entitled to receive when, as and if declared, a quarterly dividend in an amount equal to the greater of $.75 per share or 100 times the cash dividends declared on a share of Common Stock. In the event that any preferential cash dividends to which the holders of any current or future series of the Company's preferred stock, including the Series A Preferred Stock, are entitled has accrued for four or more quarterly dividend payment periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof shall not have been set aside) in full, the holders of such series of preferred stock shall have the right, acting as a single voting group to elect two directors to the Company's Board of Directors and to continue to have two directors on the Board of Directors for so long as any such dividends remain unpaid (or a sum sufficient for the payment thereof has not been set aside) in full.

In addition, each share of Series A Preferred Stock is entitled to 100 times any non-cash dividends (other than dividends payable in equity securities) declared on each share of Common Stock, in like kind. In the event of the liquidation of the Company, the holders of the Series A Preferred Stock will be entitled to receive a liquidation payment in an amount equal to the greater of $40 per one one-hundredth share or 100 times the payment made per share of Common Stock. Each share of Series A Preferred Stock will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. The rights of the Series A Preferred Stock as to dividends, liquidation and voting are protected by anti-dilution provisions.

The Purchase Price payable, and the number of one one-hundredth (1/100th) of a share of Series A Preferred Stock or shares of Common Stock or other securities issuable upon exercise of the Rights are subject to certain adjustments from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock,
(ii) in the event of extraordinary distributions of cash or distributions of evidences of indebtedness or other assets to holders of Series A Preferred Stock and (iii) upon the grant to holders of Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Series A Preferred Stock or securities convertible into Series A Preferred Stock at a price less than the current fair market value of the Series A Preferred Stock.

Unless the Rights are earlier redeemed or the transaction is approved by the Continuing Directors, in the event that, after the Rights have become exercisable, the Company were to be acquired in a merger or other business combination (in which any shares of the Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right will, from and after such date, have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price. In addition, unless the Rights are earlier redeemed or the transaction is approved by the Continuing Directors, in the event that a person or group, with certain exceptions, becomes the beneficial owner of 20% or more of the Company's voting stock, the Rights Agreement provides that proper provisions will be made so that each holder of record of a Right, other than the Acquiring Person (whose Rights will thereupon become null and void), will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock of the Company having a market value at the time of the transaction equal to two times the Purchase Price.

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. Fractions of shares of Series A Preferred Stock may, at the election of the Company, be evidenced by depositary receipts. The Company may also issue cash in lieu of fractional shares of Common Stock and in lieu of fractional shares of Series A Preferred Stock which are not integral multiples of one-hundredth of a share.

Until a Right is exercised, the holder, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends, except that the Company's Articles of Incorporation may not be amended so as to adversely affect the rights, preferences and limitations of the Series A Preferred Stock without approval of (i) the holders of the then outstanding Rights and (ii) the holders of the then outstanding shares of Series A Preferred Stock. Such approval shall be by a majority vote, with the holders of the Rights and the holders of the Series A Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Series A Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth (1/100th) of a vote with respect to each such amendment.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-K dated as of January 10, 1997. A copy of the Rights Agreement is available free of charge from the Secretary of the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is incorporated in this summary description by reference.

                                                                       Exhibit C

                           [Form of Right Certificate]

Certificate No. W-                                              _________ Rights

         NOT EXERCISABLE AFTER JANUARY 10, 2007 OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY AND UNDER CERTAIN OTHER CIRCUMSTANCES, AT $.01 PER RIGHT ON THE TERMS SET FORTH OR REFERRED TO IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.* [THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE IS AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]

----------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                                Right Certificate

                            BFC FINANCIAL CORPORATION

This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of January 10, 1997 (the "Rights Agreement") between BFC Financial Corporation, a Florida corporation (the "Company"), and Chase Mellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Miami time) on January 10, 2007 at the office of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth (1/100th) of a fully paid nonassessable share of the Series A Junior Participating Preferred Stock (the "Series A Preferred Stock") of the Company at a purchase price of $40, as the same may from time to time be adjusted in accordance with the Rights Agreement (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a share of Series A Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than Series A Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Company and at the office of the Rights Agent designated for such purpose.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase a like aggregate number of one one-hundredths of a share of Series A Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender thereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option or under certain other circumstances at a redemption price of $.01 per Right.

No fractional Series A Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share of Series A Preferred Stock) are required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof the Company may cause depositary receipts to be issued and/or a cash payment may be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive distributions or be deemed for any purpose the holder of Series A Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote upon any matter submitted to the shareholders of the Company at any meeting thereof, or to give or withhold consent to any Company action or to receive notice of meetings or other actions affecting shareholders of the Company (except as provided in the Rights Agreement), or to receive distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right
Certificate  shall have been  exercised  as  provided  in the Rights  Agreement;
provided, however, that the Company's Articles of Incorporation may not be amended so as to adversely affect the rights, preferences and limitations of the Series A Preferred Stock without approval of (i) the holders of the then outstanding Rights and (ii) the holders of the then outstanding shares of Series A Preferred Stock. Such approval shall be by a majority vote, with the holders of the Rights and the holders of the Series A Preferred Stock voting together as a single voting group; provided further, however, that the holder of each share of Series A Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth of a vote with respect to each such amendment.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Right Certificate as of the ___ day of _______________, _________.


ATTEST:                                     BFC FINANCIAL CORPORATION

___________________________                 By: _____________________
Title:                                      Title:___________________

Countersigned:

CHASE MELLON SHAREHOLDER SERVICES, L.L.C.

By:________________________
   Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered  holder if such holder desires to transfer the Right Certificates.)

                  FOR VALUE RECEIVED ________________________________________

hereby sells, assigns and transfers unto_____________________________________

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                  (Please print name and address of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ __________________ Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________________, ______

                                                          ---------------------
                                                          Signature

Signature Guaranteed:




                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Right Certificate [ ] is [ ] is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Associate or an Affiliate thereof (as such terms are defined pursuant to the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement).

Dated: ____________, ____
                                                          ---------------------
                                                          Signature


                                     NOTICE

     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                      (To be executed if registered  holder  desires to exercise the Right Certificate.)


TO BFC FINANCIAL CORPORATION

The   undersigned   hereby   irrevocably   elects  to  exercise   ______________

_____________________________________________________ Rights represented by this
Right Certificate to purchase the Series A Preferred Stock or other securities issuable upon the exercise of such Rights and requests that certificates for such share(s) be issued in the name:

Please insert social security
or other identifying number:  _______________________________________________

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                         (Please print name and address)

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If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:  _______________________________________________

-----------------------------------------------------------------------------
                         (Please print name and address)

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Dated: _____________, ____

                                    --------------------------------------
                                    Signature
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of this
                                    Right Certificate)

Signature Guaranteed: